Putnam
Tax Exempt
Money Market
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With interest rates at 40-year lows and the 7-day average yield for all taxable money market funds the lowest on record, the managers of Putnam Tax Exempt Money Market Fund had their work cut out for them during the six months ended March 31, 2003. In this environment, the fund was able to deliver results slightly above the average return of the fund's Lipper peer group. You will find the details on page 7.

For a good many investors these days, any returns in the plus column are a welcome respite from the ongoing volatility pervading the equity and fixed-income markets. Your fund's managers are working hard to ensure that you can wait out the turbulence with your assets moored in the comparatively calm harbor of the money markets.

Meanwhile, your fund's managers continue to look for the highest-quality money-market-eligible securities with a focus on diversification and an eye toward seeking the highest possible income without sacrificing quality by extending the portfolio's average days to maturity.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 21, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* For the six months ended March 31, 2003, Putnam Tax Exempt Money Market Fund had a total return of 0.38% at net asset value.

* The fund's six-month return was slightly above the Lipper Tax Exempt Money Market Funds category average of 0.34%.

* The fund limited its total operating expenses for the first six months of calendar 2003 to 0.60% of the fund's average net assets. (See page 5 for more information.)

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

Tax-free money market funds continued to enjoy tremendous popularity during the six months ended March 31, 2003, as investors sought financial refuge from widespread uncertainty at home and abroad. For your fund, which invests in high-quality, tax-exempt money-market-eligible securities, this conservative mood and a preference for only the safest of investments have been very positive for the holdings in your portfolio. We also believe that our efforts to extend the weighted average days to maturity when possible, while keeping a portion of the portfolio flexible to capture any short-term upticks in interest rates, has enhanced the fund's income potential in the current flat-to-declining interest-rate environment.

The fund's diversification has also been an important factor in its relative success. With its exposure to issuers across many sectors, different security types, and various income structures (fixed-rate, variable-rate, and put bonds), we believe the fund's income strategy best protects its $1.00 share value while capturing the highest level of income without jeopardizing our commitment to quality.

Fund Profile

Putnam Tax Exempt Money Market Fund is designed for investors seeking as high a level of current income exempt from federal income tax as we believe is consistent with capital preservation, stability of principal, and maintenance of liquidity.


* MARKET OVERVIEW

The sharp decline in interest rates over the past two and a half years, which culminated in the Federal Reserve Board's half a percentage point reduction in the federal funds rate on November 6, 2002, has been unprecedented. For income funds, this fall in interest rates resulted in a similarly dramatic reduction in yields in a relatively short time. As a result, in late December, the 7-day average yield for money market funds dropped to record lows. With interest rates hovering at their lowest levels in 40 years, our efforts to maintain the fund's positive yield have been quite challenging but, we think, relatively successful.

The uncertainty surrounding the war in Iraq weighed heavily on the financial markets, prompting many investors to flee to more predictable, high-quality investments. This trend clearly benefited your fund, which invests solely in the Tier-1 money-market-eligible securities across all sectors of the tax-free money market universe. Consequently, your fund's net assets grew by over 4% during the six-month reporting period.

The yield curve remains rather flat, especially in the one- to six-month maturity range, suggesting how limited our choices are in picking up incremental yield. With demand for tax-free money market securities historically high, yields have come under further pressure as a result of an imbalance in supply/demand dynamics. This imbalance was greatest in the variable-rate demand note market, where demand outstripped supply. The fund ended the period with a slightly longer average maturity of 36 days relative to the market, which we expect to maintain or extend if interest rates increase.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/03

Bonds

Lipper Tax-Exempt Money Market Funds category average             0.34%
-----------------------------------------------------------------------
Lehman Municipal Bond Index                                       1.21%
-----------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index                           1.52%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (government and corporate bonds)      2.99%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad market)                                      5.02%
-----------------------------------------------------------------------
Russell 1000 Index (large-cap stocks)                             4.98%
-----------------------------------------------------------------------
Russell 2000 Index (small-cap stocks)                             1.39%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended March 31, 2003.


* STRATEGY OVERVIEW

At the beginning of the fund's fiscal year, there were mixed signals about the strength of the U.S. economy, prompting the Federal Reserve Board (the Fed) to become more cautious. Given the lack of any clear direction for interest rates or the war with Iraq, we believed our best course would be to minimize risk. To that end, we focused on a blended strategy that required buying tax-exempt notes and mandatory puts with maturities out to one year and shorter-maturity tax-exempt money market instruments, such as daily and weekly variable-rate demand notes.

Tax-exempt money market securities with the longer maturities ranging up to a year provide stability of income by locking in yields. Shorter-term instruments provide us with the opportunity to take advantage of occasional short-term upticks in yields. This was the case in February, when the announcement of favorable economic data and the ensuing rally in the stock market helped the yield curve steepen somewhat, increasing the difference between shorter-term and longer-term securities.


[GRAPHIC OMITTED: horizontal bar chart WEIGHTINGS BY INVESTMENT TYPE COMPARED]

WEIGHTINGS BY INVESTMENT TYPE COMPARED*

                                  as of 9/30/02           as of 3/31/03
Variable-rate
demand notes                          87.3%                   84.2%

Mandatory
puts                                   0.0%                    6.9%

Tax-exempt
notes                                 12.7%                    8.9%

Footnote reads:
*This chart shows how the weightings of the fund's investments have changed over the past six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


* HOW FUND HOLDINGS/SECTOR ALLOCATIONS  AFFECTED PERFORMANCE

The slowing economy, along with weakness in the stock market, higher Medicaid costs, a sharp reduction in capital gains tax revenues and slower personal, sales, and corporate income tax collections, have pushed states into historically high deficit positions during the past year. With budgetary and liquidity pressures among the states and local governments expected to continue into the second half of 2003, many states are seeking additional revenues by issuing more tax-exempt notes than otherwise would have been the case to cover short-term gaps in funding. (These notes must mature within 13 months or 397 days from the date of purchase to be money-market-eligible.) Lower tax revenues are also putting many states at risk of a credit downgrade by the rating agencies, underscoring our commitment to quality in the slower-growth environment. The Wisconsin State General Obligation bonds, which matured in May 2003, exemplify this strategy.

We would like to extend the fund's average days to maturity, but find this task very difficult given our conservative bent and the difficulty of finding acceptable, longer-term candidates. (Typically the fund's average days to maturity falls in the range of 50 to 60 days and cannot exceed 90 days.) Mandatory puts provide another avenue to lock in longer maturities for your fund. The bondholder (in our case, Putnam) can demand purchase of these bonds at par, or face value, at predetermined intervals. Many times, as was the case with the Carroll Texas Independent School District bonds held by your portfolio and due April 1, 2003, we were automatically given the opportunity to extend for another year when the bonds came due. In this way, we are able to smooth out income fluctuations over time.

To balance the interest-rate exposure to longer maturities with short-term securities that can react more swiftly to a potential rise in interest rates, we've invested a majority of the fund's assets in variable-rate demand notes (VRDNs). VRDNs are brought to market with a long stated maturity and a coupon that resets at par daily, weekly, or monthly, depending on the structure of the municipal debt. This continual reinvestment can put the fund at risk for lower yields in a flat-to-declining interest-rate environment. However, since these notes reset at par, they lend stability to the fund's net asset value and help preserve principal. Please note that all sector weightings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

PERFORMANCE COMPARISONS (3/31/03)
                                                   Current    After-tax
                                                   return*     return
-----------------------------------------------------------------------
Passbook savings account                            0.50%       0.31%
-----------------------------------------------------------------------
Taxable money market fund 7-day yield               0.73        0.45
-----------------------------------------------------------------------
3-month certificate of deposit                      1.23        0.76
-----------------------------------------------------------------------
Putnam Tax Exempt Money Market Fund 7-day yield     0.73        0.73
-----------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 38.6% maximum federal income tax rate.

*Sources: FleetBoston (passbook savings), Federal Reserve Board of Governors
 (3-month CDs), and IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Joyce Dragone (Portfolio Leader), Richard Wyke (Portfolio Member), Paul Drury, David Hamlin, Jerome Jacobs, and Susan McCormack.


OF SPECIAL INTEREST

* After reviewing interest rate trends and the impact of historically low interest rates on the fund's yield, the Trustees voted in December 2002 to limit the fund's total annual fund operating expenses for the first six months of calendar 2003 to 0.60% of the fund's average net assets. This decision is designed to provide a more attractive yield to our shareholders in today's historically low interest rate environment.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

While the possibility for further interest-rate reductions remains, there is just as much a probability that interest rates may have bottomed out as of this writing. The conclusion of the war with Iraq and its aftermath will be a critical determinant of that timetable. When interest rates do begin to rise, as they eventually do in all economic cycles, we believe that Putnam Tax Exempt Money Market Fund is in a good position to capture the higher income potential.

As geopolitical tensions ease, we believe investors will refocus their attention on the health of the U.S. economy. This is likely to bring some redeployment of assets as they better align their portfolios to reflect their economic outlook. After three years of corporate America and the financial markets correcting for the excess of the late 1990s, we believe the groundwork is being laid for a return to a more disciplined, healthier market. We believe investing in tax-free money market securities is a wise choice for any well-diversified portfolio because tax-free money market securities can help preserve principal value under a wide variety of market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 8 and 9 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 3/31/03


                                             Merrill Lynch       Lipper Tax
                                                91-Day          Exempt Money
                               Fund shares   Treasury Bill      Market Funds
                                 at NAV          Index        category average*
-------------------------------------------------------------------------------
6 months                          0.38%          0.73%             0.34%
-------------------------------------------------------------------------------
1 year                            0.87           1.67              0.77
-------------------------------------------------------------------------------
5 years                          12.43          23.28             12.25
Annual average                    2.37           4.28              2.34
-------------------------------------------------------------------------------
10 years                         28.52          56.70             29.04
Annual average                    2.54           4.59              2.58
-------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/87)    3.24           5.35              3.24
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current 7-day yield 1             0.73%
-------------------------------------------------------------------------------
Taxable
equivalent 2                      1.19
-------------------------------------------------------------------------------
Current 30-day yield 1            0.71
-------------------------------------------------------------------------------
Taxable
equivalent 2                      1.16
-------------------------------------------------------------------------------

Performance is calculated at net asset value. There is no sales charge.

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield data reflect the current performance of the fund more closely than total return.

2 Assumes the 38.6% 2003 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

*Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/03, there were 129, 129, 103, and 76 funds, respectively, in this Lipper category.

DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/03

-------------------------------------------------------------------------------
Distributions
(number)                                    6
-------------------------------------------------------------------------------
Income                                  $0.003749
-------------------------------------------------------------------------------
  Total                                 $0.003749
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lipper Tax Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock  performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
March 31, 2003 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- MBIA Insurance Company
PSFG                -- Permanent School Fund Guaranteed
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (101.6%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alaska (0.7%)
-------------------------------------------------------------------------------------------------------------------
           $840,000 AK Bk. Auth. Rev. Bonds, Ser. A, FSA, 2 1/2s, 4/1/03                  Aaa              $840,014

Arizona (8.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Apache Cnty., Indl. Dev. Auth. VRDN
                    (Tucson Elec. Power Co.), Ser. 83B, 1.15s,
                    12/15/18 (Bank of New York (LOC))                                     VMIG1           2,000,000
          4,600,000 Phoenix, Indl. Dev. Auth. VRDN
                    (Valley of the Sun YMCA), 1.2s, 1/1/31
                    (Wells Fargo Bank N.A. (LOC))                                         A-1+            4,600,000
          3,550,000 Pima Cnty., Indl. Dev. Auth. VRDN
                    (Tucson Elec. Power Co.-Irvington), 1.2s, 10/1/22
                    (Toronto-Dominion Bank (LOC))                                         VMIG1           3,550,000
                                                                                                      -------------
                                                                                                         10,150,000

Arkansas (5.4%)
-------------------------------------------------------------------------------------------------------------------
          6,400,000 AR Hosp. Equip. Fin. Auth. VRDN (Baptist Hlth.),
                    MBIA, 1 1/4s, 11/1/10                                                 A-1+            6,400,000

Colorado (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Denver, Hlth. & Hosp. Auth. Healthcare VRDN, Ser. A,
                    1.2s, 12/1/32 (Bank One Colorado N.A. (LOC))                          VMIG1           2,000,000

Florida (5.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 FL Gulf Coast U. VRDN, 1 1/4s, 8/1/30
                    (First Union National Bank (LOC))                                     VMIG1           5,000,000
          1,000,000 FL Hsg. Fin. Agcy. VRDN (Woodlands), 1.18s, 12/1/17
                    (Northern Trust Co. (LOC))                                            A-1+            1,000,000
                                                                                                      -------------
                                                                                                          6,000,000

Georgia (3.1%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Atlanta, Arpt. Facs. Rev. Bonds, AMBAC, 6s, 1/1/04                    AAA               129,419
          1,800,000 Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                    (Spring Creek Crossing), 1.17s, 10/1/24
                    (Wachovia Bank of Georgia (LOC))                                      A-1             1,800,000
          1,700,000 Whitfield Cnty., Res. Care Facs. For The Elderly Auth.
                    VRDN (Royal Oaks Sr. Living Cmnty.), 1.15s,
                    11/1/25 (First Union National Bank (LOC))                             A-1             1,700,000
                                                                                                      -------------
                                                                                                          3,629,419

Idaho (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 ID Hlth. Facs. Auth. VRDN (St. Lukes Med. Ctr.),
                    FSA, 1.16s, 7/1/30                                                    VMIG1           2,000,000

Illinois (3.0%)
-------------------------------------------------------------------------------------------------------------------
          3,290,000 IL Dev. Fin. Auth. Indl. Dev. VRDN (Cook Composites
                    & Polymers), 1.54s, 2/1/09 (BNP Paribas (LOC))                        A-1+            3,290,000
            190,000 IL State G.O. Bonds, MBIA, 5 1/2s, 4/1/04                             Aaa               198,059
                                                                                                      -------------
                                                                                                          3,488,059

Indiana (3.9%)
-------------------------------------------------------------------------------------------------------------------
          4,575,000 Richmond, Hosp. Auth. VRDN (Reid Hosp. &
                    Healthcare), 1.2s, 1/1/12 (U.S. Bank N.A. (LOC))                      A-1             4,575,000

Kansas (3.6%)
-------------------------------------------------------------------------------------------------------------------
          4,200,000 Kansas City, Indl. VRDN (PQ Corp.), 1.2s, 8/1/15
                    (Bank of New York (LOC))                                              VMIG1           4,200,000

Michigan (6.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Detroit, Swr. Disp. Mandatory Puts (Second Lien),
                    Ser. E, FGIC, 1 1/2s, 7/1/31                                          Aaa             2,000,000
          5,300,000 Grand Rapids, Indl. Dev. VRDN
                    (Wkly-Rowe Intl., Inc. Project), 1.91s, 1/1/10
                    (Chase Manhattan Bank (LOC))                                          A-1+            5,300,000
                                                                                                      -------------
                                                                                                          7,300,000

Minnesota (9.5%)
-------------------------------------------------------------------------------------------------------------------
          2,980,000 Arden Hills, Hsg. & Healthcare Facs. VRDN
                    (Presbyterian Homes Care), Ser. A, 1.2s, 9/1/29
                    (U.S. Bank Trust N.A. (LOC))                                          A-1             2,980,000
          1,700,000 Mankato, Multi-Fam. VRDN (Highland Hills of
                    Mankato), 1.2s, 5/1/27 (U.S. Bank Trust N.A. (LOC))                   A-1             1,700,000
          4,875,000 Minneapolis & St. Paul, Hsg. & Redev. Auth. Healthcare
                    Syst. VRDN (Children's Healthcare Syst.), Ser. B,
                    FSA, 1.2s, 8/15/25                                                    VMIG1           4,875,000
          1,680,000 Roseville, Healthcare Facs. VRDN (Presbyterian
                    Homes Care), 1.2s, 10/1/29 (U.S. Bank N.A. (LOC))                     VMIG1           1,680,000
                                                                                                      -------------
                                                                                                         11,235,000

Missouri (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MO State Hlth. & Edl. Fac. Auth. VRDN (MO Valley
                    College), 1.2s, 10/1/31 (U.S. Bank N.A.(LOC))                         A-1             2,000,000

Nevada (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Clark Cnty., School Dist. G.O. Bonds, Ser. A,
                    MBIA, 7 1/4s, 6/15/03                                                 Aaa             1,011,233

New Mexico (4.1%)
-------------------------------------------------------------------------------------------------------------------
          4,800,000 Farmington, Poll. Control VRDN (AZ Pub. Svc. Co.),
                    Ser. A, 1.15s, 5/1/24 (Barclays Bank PLC (LOC))                       A-1+            4,800,000

New York (1.0%)
-------------------------------------------------------------------------------------------------------------------
            315,000 Edmeston, Central School Dist. G.O. Bonds,
                    FGIC, 2 1/2s, 6/15/03                                                 Aaa               315,423
            175,000 Nassau Cnty., G.O. Bonds (Gen. Impt.), Ser. C,
                    FSA, 5 1/8s, 1/1/04                                                   Aaa               180,101
            740,000 Norwood-Norfolk, Central School Dist. G.O. Bonds,
                    FSA, 2 1/2s, 6/15/03                                                  Aaa               741,070
                                                                                                      -------------
                                                                                                          1,236,594

Ohio (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Cuyahoga Cnty., Healthcare Facs. VRDN
                    (Judson Retirement Cmnty.), 1.2s, 11/15/19
                    (National City Bank (LOC))                                            A-1             1,000,000

Pennsylvania (12.2%)
-------------------------------------------------------------------------------------------------------------------
                    Allegheny Cnty., Hosp. Dev. Auth. VRDN
            700,000 (Hlth. Ctr. Presbyterian), Ser. A, MBIA, 1.2s, 3/1/20                 VMIG1             700,000
            600,000 (Hlth. Ctr. Presbyterian), Ser. D, MBIA, 1.2s, 3/1/20                 VMIG1             600,000
          1,050,000 (Presbyterian U. Hosp.), Ser. B2, 1.2s, 3/1/18
                    (Bank One N.A. (LOC))                                                 VMIG1           1,050,000
          5,100,000 Dauphin Cnty., Gen. Auth. VRDN (School Dist.
                    Pooled Fin. Project II), AMBAC, 1.17s, 9/1/32                         VMIG1           5,100,000
          5,100,000 New Garden, Gen. Auth. VRDN (Pooled Fin.
                    Project I), AMBAC, 1.17s, 11/1/29                                     A-1             5,100,000
          1,800,000 Philadelphia, Indl. Dev. Auth. VRDN
                    (Fox Chase Cancer Ctr.), 1.2s, 7/1/10
                    (JP Morgan Chase & Co. (LOC))                                         A-1+            1,800,000
                                                                                                      -------------
                                                                                                         14,350,000

South Carolina (0.2%)
-------------------------------------------------------------------------------------------------------------------
            200,000 SC State Pub. Svc. Auth. Rev. Bonds, Ser. A,
                    MBIA, 5 3/8s, 1/1/04                                                  Aaa               206,213

South Dakota (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,390,000 Rapid City, Econ. Dev. VRDN (Civic Ctr. Assn.
                    Partnership), 1.44s, 12/1/16 (Citibank (LOC))                         VMIG1           2,390,000

Tennessee (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,455,000 Clarksville, Pub. Bldg. Auth. VRDN (Pooled Fin.),
                    1.15s, 11/1/27 (Bank of America N.A. (LOC))                           VMIG1           2,455,000

Texas (13.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Carroll, Indpt. School Dist. Mandatory Puts
                    (School Bldg.), PSFG, 1.7s, 8/15/32                                   A-1+            3,000,000
          1,550,000 Grapevine, Indl. Dev. Corp. Arpt. VRDN
                    (Southern Air Transport), 1.2s, 3/1/10
                    (Bank One Texas N.A. (LOC))                                           A-1             1,550,000
          5,375,000 North Central TX Hlth. Fac. Dev. Corp. VRDN
                    (Hosp. Presbyterian Med. Ctr.), MBIA, Ser. D,
                    1.65s, 12/1/15                                                        VMIG1           5,375,000
          3,300,000 Richardson, Indpt. School Dist. Mandatory Puts
                    PSFG, 1.7s, 8/15/24                                                   AAA             3,300,000
          2,500,000 TX State TRAN, 2 3/4s, 8/29/03                                        MIG1            2,511,530
                                                                                                      -------------
                                                                                                         15,736,530

Utah (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,085,000 Tooele Cnty., School Dist. G.O. Bonds,
                    MBIA, 5 3/4s, 6/1/03                                                  Aaa             1,085,000

Washington (6.9%)
-------------------------------------------------------------------------------------------------------------------
          3,735,000 Port Vancouver, VRDN (United Grain Corp.), Ser. 84A,
                    1.15s, 12/1/09 (Bank of America NT & SA (LOC))                        A-1+            3,735,000
          4,400,000 WA State Hsg. Fin. Comm. VRDN (U. Prep Academy),
                    1.2s, 7/1/30 (Bank of America N.A. (LOC))                             VMIG1           4,400,000
                                                                                                      -------------
                                                                                                          8,135,000

Wisconsin (2.9%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Hurley, School Dist. G.O. Bonds, MBIA, 2s, 4/1/03                     AAA               420,000
          2,500,000 Milwaukee Cnty., G.O. Bonds, Ser. A, 4 1/2s, 10/1/03                  AA              2,536,894
            500,000 WI State G.O. Bonds, Ser. A, 4s, 5/1/03                               AA                500,877
                                                                                                      -------------
                                                                                                          3,457,771
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $119,680,833)                                              $119,680,833
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $117,810,639.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      The rates shown on Floating Rate Bonds (FRB), Mandatory Puts and
      VRDN are the current interest rates shown at March 31, 2003, which are subject to change based on the terms of the security.

      The fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

          MBIA 13.6%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                          $119,680,833
-------------------------------------------------------------------------------------------
Cash                                                                                563,113
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      450,723
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              240,046
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,505,000
-------------------------------------------------------------------------------------------
Total assets                                                                    124,439,715

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 3,033
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,300,000
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          196,111
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         72,963
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           21,960
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,068
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            688
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               21,253
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,629,076
-------------------------------------------------------------------------------------------
Net assets                                                                     $117,810,639

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $117,805,448
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                 5,191
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $117,810,639

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share
($117,810,639 divided by 117,805,448 shares)                                          $1.00
-------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2003 (Unaudited)
Interest income:                                                                   $751,677
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    240,961
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      119,503
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,661
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,897
-------------------------------------------------------------------------------------------
Other                                                                                52,163
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (45,352)
-------------------------------------------------------------------------------------------
Total expenses                                                                      375,833
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (5,247)
-------------------------------------------------------------------------------------------
Net expenses                                                                        370,586
-------------------------------------------------------------------------------------------
Net investment income                                                               381,091
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                     5,191
-------------------------------------------------------------------------------------------
Net gain on investments                                                               5,191
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $386,282
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                    $381,091            $1,186,549
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                            5,191                    --
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      386,282             1,186,549
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                   (381,091)           (1,186,549)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       4,737,045             7,431,096
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            4,742,236             7,431,096

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   113,068,403           105,637,307
-------------------------------------------------------------------------------------------------------
End of period                                                        $117,810,639          $113,068,403
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0037 (c)    .0114        .0286        .0333        .0254        .0299
------------------------------------------------------------------------------------------------------------------
Net realized gain on investments          -- (d)       --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0037        .0114        .0286        .0333        .0254        .0299
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.0037)      (.0114)      (.0286)      (.0333)      (.0254)      (.0299)
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0037)      (.0114)      (.0286)      (.0333)      (.0254)      (.0299)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .38*        1.15         2.90         3.38         2.57         3.03
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $117,811     $113,068     $105,637      $94,710      $80,708      $82,049
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .35 (c)*     .76          .73          .73          .73          .75
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .35 (c)*    1.08         2.87         3.33         2.57         3.12
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    March 31, 2003 reflect a reduction of 0.04% based on average net assets for class A shares (Note 2).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly to the shareholders. Distributions of realized gains, if any, are paid at least annually.

Note 2
Management fee, administrative services
and other transactions

Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Effective January 1, 2003, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and credits from Putnam Fiduciary Trust Company
(PFTC), a wholly-owned subsidiary of Putnam, LLC) would exceed an annual rate of 0.60% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2003, the fund's expenses were reduced by $5,247 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $553 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2003, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $85,463,795 and $72,009,620, respectively.

Note 4
Capital shares

At March 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                      Six months ended          Year ended
                                        March 31, 2003  September 30, 2002
---------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------
Shares sold                                 67,582,876         198,321,124
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               380,025           1,179,513
---------------------------------------------------------------------------
                                            67,962,901         199,500,637

Shares repurchased                         (63,225,856)       (192,069,541)
---------------------------------------------------------------------------
Net increase                                 4,737,045           7,431,096
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA057-88622  062  5/03